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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                (AMENDMENT NO. 3)
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 12, 1999

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                       CAPSTAR BROADCASTING PARTNERS, INC.
             (Exact name of Registrant as specified in its charter)



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
               DELAWARE                               333-33015                             75-2672663
            (State or other                    (Commission File Number)                  (I.R.S. Employer
    jurisdiction of incorporation)                                                    Identification Number)
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          600 CONGRESS AVENUE
              SUITE 1400                                                                      78701
             AUSTIN, TEXAS                                                                  (Zip code)
         (Address of principal
          executive offices)
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

       Registrant's telephone number, including area code: (512) 340-7800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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         The registrant, Capstar Broadcasting Partners, Inc. ("Capstar
Partners"), hereby amends its Current Report on Form 8-K filed October 13, 1999, as amended on October 28, 1999 and November 9, 1999, as set forth herein.

ITEM 5. OTHER EVENTS.

         In a press release dated November 23, 1999, a copy of which is incorporated herein as Exhibit 99.4, AMFM Operating Inc. (formerly Capstar Communications, Inc.), a direct subsidiary of Capstar Partners, announced that it completed its solicitation of consents from the holders of its 12 5/8% Series E Cumulative Exchangeable Preferred Stock due October 31, 2006 (the "Preferred Stock") to certain amendments to the Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights and Qualifications, Limitations and Restrictions Thereof governing the Preferred Stock, and had completed an exchange of the Preferred Stock for its 12 5/8% Senior Subordinated Exchange Debentures due 2006.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS.

         99.1     --        Press release, dated October 12, 1999.(1)
         99.2     --        Press release, dated October 25, 1999.(2)
         99.3     --        Press release, dated November 5, 1999.(3)
         99.4     --        Press release, dated November 23, 1999.(4)

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(1)      Incorporated by reference to the identically numbered exhibit on the
         Form 8-K of Capstar Communications, Inc. filed October 12, 1999.

(2) Incorporated by reference to the identically numbered exhibit on the Form 8-K/A of Capstar Communications, Inc. filed October 28, 1999.

(3) Incorporated by reference to the identically numbered exhibit on the Form 8-K/A of Capstar Communications, Inc. filed November 9, 1999.

(4) Incorporated by reference to the identically numbered exhibit on the Form 8-K/A of AMFM Operating Inc. filed November 23, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CAPSTAR BROADCASTING PARTNERS, INC.
                                            (Registrant)



                                            By: /s/ W. SCHUYLER HANSEN
                                               ---------------------------------
                                                    W. Schuyler Hansen
                                                    Senior Vice President and
                                                    Chief Accounting Officer


Date:    November 23, 1999